                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            Capital Corp of the West
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         [CAPITAL CORP OF THE WEST LOGO]

                            CAPITAL CORP OF THE WEST
                              550 West Main Streets
                                  P.0. Box 351
                              Merced, CA 95341-0351

                                 March 14, 2000

Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of Capital Corp of the West (the "Company") to consider and vote upon (1) a proposal to elect three directors; (2) such other business as may properly come before the meeting.

         The meeting will take place at 7:00 p.m. local time on Tuesday, April 11, 2000, at the Multi- cultural Arts Center at 645 W. Main Street (between M and N streets), Merced, California.

         Enclosed are the Secretary's Notice of this meeting, a Proxy Card, the Proxy Statement describing the proposals, and a return envelope. Also enclosed is a copy of the Company's 1999 Annual Report to shareholders.

         We encourage you to attend this meeting. Whether or not you are able to attend, please complete, date, sign, and return promptly the enclosed Proxy Card so that your shares will be represented at the meeting. You may also vote your shares by utilizing an 800 number listed on the Proxy Card or via the Internet by utilizing the Control Number listed on the Proxy Card. If you chose to vote in this alternative manner, there is no need to return your Proxy Card. I look forward to seeing you.

Very truly yours,

/s/ Thomas T. Hawker

Thomas T. Hawker
President and Chief Executive Officer

                            CAPITAL CORP OF THE WEST
                          Merced, California 95341-0351

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the Shareholders of Capital Corp of the West ("Capital Corp") will be held on Tuesday April 11, 2000, at 7:00 p.m. local time at the Multicultural Arts Center at 645 W. Main Street (between M and N streets), Merced, California. The meeting will be held for the following purposes:

1. To elect three directors;
2. To act upon such other matters as may properly come before such meeting or any adjournment thereof.

Holders of common stock of Capital Corp of record at the close of business on March 7, 2000, are entitled to notice and vote at the meeting. The three candidates for directors who receive the highest number of votes will be elected.

YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card and return it promptly in the envelope provided, whether or not you plan to attend the meeting. Shareholders of Record may vote by utilizing an 800 number (800) 840-7326 and the "Control Number" listed on the Proxy Card. Instructions for utilizing the 800 number are listed on the Proxy Card. Voting via telephone will suspend 24 hours prior to the meeting date. You may also vote via the Internet by following the instructions listed on the Proxy Card. This Proxy Statement is distributed by, and the enclosed proxy is solicited on behalf of the Board of Directors of Capital Corp. The Board of Directors recommends a vote FOR the election of the nominees for director.

By Order of the Board of Directors


Sheri Comstock
Corporate Secretary

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND THE ANNUAL
MEETING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Capital Corp of the West (the "Company") is providing these proxy materials for you in connection with the Company's annual meeting of shareholders, which will take place on April 11, 2000. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1999 Annual Report is also enclosed.

Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of the close of business on March 7, 2000, the RECORD DATE, may be voted by you. These shares include (1) shares held directly in your name as the SHAREHOLDER OF RECORD, including shares purchased through the Company's Employee Stock Purchase Plan and (2) shares held for you as the BENEFICIAL OWNER through a stockbroker or bank or shares purchased through the Company's 401(k) plan.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders hold shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below there are some distinctions between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD

If your shares are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the SHAREHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the SHAREHOLDER OF RECORD, you have the right to vote by proxy or to vote in person at the meeting. The Company has enclosed a Proxy Card for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the

SHAREHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. If you wish to vote these shares at the meeting, you must contact your bank or broker for instructions as to how to do so. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares on your behalf.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the SHAREHOLDER OF RECORD may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed Proxy Card and proof of identification.

Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting your voting instructions to your broker or nominee. In most instances, you will be able to do this by telephone or by mail. Please refer to the summary instructions below and those included on your Proxy Card or, for shares held in street name, the voting instruction card included by your broker or nominee.

BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the Proxy Card.

BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the Proxy Card.

BY MAIL - You may do this by signing your Proxy Card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage pre-paid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Also, you may file with the Secretary of the Company a written notice of revocation at any time before your proxy is exercised at the Meeting. Attendance at the meeting will not cause your previously granted proxy to be automatically revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees or all of the nominees. If you sign your Proxy Card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendation of the Board (" FOR" all of the Company's nominees to the Board and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except
(1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board.

PROXY STATEMENT OF
CAPITAL CORP OF THE WEST FOR THE ANNUAL MEETING OF SHAREHOLDERS
P.O. Box 351
550 West Main St.
MERCED, CALIFORNIA 95341-0351
(209) 725-2269

                          INFORMATION CONCERNING PROXY

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Corp of the West ("Capital Corp" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of Capital Corp (the "Meeting") and any adjournments or postponements thereof. At the Meeting, the Shareholders of Capital Corp will be asked to (1) elect three directors; and
(2) act upon such other matters as may properly come before such meeting or any adjournment thereof.

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 14, 2000.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held on April 11, 2000 at 7:00 p.m. at the Multicultural Arts Center at 645 W. Main Street (between M and N streets), Merced, California.

RECORD DATE AND VOTING RIGHTS

Only holders of record of Capital Corp common stock at the close of business on March 7, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were approximately 1,000 shareholders of record and 4,512,763 shares of Capital Corp common stock outstanding and entitled to vote. Directors and executive officers of Capital Corp and their affiliates owned beneficially as of the Record Date an aggregate of 339,877 shares or approximately 7.09% of the outstanding Capital Corp common stock (including shares subject to vested options).

Each shareholder is entitled to one vote for each share of common stock he or she owns. The three nominees receiving the greatest number of votes will be elected for a three-year term. Broker non-votes and votes withheld will not be counted, except for quorum purposes, and will have no effect on the election of directors.

VOTING BY PROXY; REVOCABILITY OF PROXIES

Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by proxy even if they attend the Meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, for the election of the Board's nominees as directors. The execution of a proxy will not affect the right of a shareholder to attend the Meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

Shareholders of Record may vote by utilizing an 800 number (800) 840-7326 and the "Control number" listed on the Proxy Card. Instructions for utilizing the 800 number are listed on the Proxy Card. Voting via telephone will suspend 24 hours prior to the Meeting date.

QUORUM AND ADJOURNMENTS

A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. The Meeting may be adjourned, even if a quorum is not present, by the vote of the holders of a majority of the shares represented at the Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

Notice of the adjournment of the Meeting need not be given if the time and place thereof are announced at the Meeting, provided that if the adjournment is for more than 45 days, or after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder of record entitled to vote at the Meeting. At an adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

SOLICITATION OF PROXIES

The proxy relating to the Meeting is being solicited by the Board of Directors of Capital Corp. Capital Corp will pay the cost of printing and distributing this Proxy Statement. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Capital Corp common stock beneficially owned by others to forward to such beneficial owners. Capital Corp may reimburse such persons representing beneficial owners of their respective shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Capital Corp, who will not be additionally compensated therefor.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

The Bylaws of Capital Corp provide that the number of directors of Capital Corp may be no less than six and no more than eleven. The exact number of directors within this range may be changed by action of the Board of Directors or the Shareholders. The number of directors is currently fixed at nine.

                              NOMINEES FOR DIRECTOR

The Board of Directors is classified into three classes with staggered three-year terms. In 1996, Class I Directors were elected for an initial one-year term; Class II Directors were elected for an initial two-year term; and Class III Directors were elected for an initial three-year term. The three persons named below will be nominated for election as Class I Directors to serve until the Annual Meeting in the year 2003 and until their successors are duly elected and qualified. The three candidates receiving the greatest number of votes will be elected for respective three-year terms. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Meeting for such substitute nominees as shall be designated by the Board of Directors. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

                                    Lloyd H. Ahlem
                                    Dorothy L. Bizzini
                                    Jerry E. Callister

The following table provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of Capital Corp, as well as existing directors of Capital Corp whose terms do not expire at the time of the Meeting. Reference is made to the section entitled "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.



    Name/Class                 Age    Director Since   Business Experience During Past Five Years
    ----------                ----    --------------   ------------------------------------------


Lloyd H. Ahlem, I              70         1995         Psychologist and Chairman of the Board
Dorothy L. Bizzini, I          65         1992         Co-owner Atwater/Merced Veterinary Clinic, Inc.
Jerry E. Callister, I          57         1991(1)      Partner, Callister & Hendricks, Inc., a professional law
                                                       corporation
Jack F. Cauwels, II            66         1977         Consultant, Interwest Group, an insurance company
John D. Fawcett, II            51         1995         President, Fawcett Farms, Inc.
Thomas T. Hawker, II           57         1991         President/CEO Capital Corp and County Bank

Bertyl W. Johnson, III         68         1977         Tree crop farmer and nut processor
James W. Tolladay, III         68         1991         Consultant, Tolladay, Fremming & Parson, a
                                                       civil engineering consulting firm
Tom A.L. Van Groningen, III    67         1999         Consultant, educator


(1) Previously served on Board of Directors from 1977 to 1985.

No family relationships exist among any of the directors or executive officers of the Company.

No director or person nominated or chosen by the Board of Directors to become a director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities and

Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or at any company registered as an investment company under the Investment Company Act of 1940, as amended.

RECOMMENDATION OF MANAGEMENT

YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THREE NOMINEES SET FORTH HEREIN TO SERVE FOR THREE-YEAR TERMS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: LLOYD H. AHLEM, DOROTHY L. BIZZINI, JERRY E. CALLISTER. IF NOT INSTRUCTION IS GIVEN THE BOARD OF DIRECTORS INTENDS TO VOTE FOR ALL NOMINEES LISTED.

COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR ATTENDANCE AND COMPENSATION

For 1999, the Capital Corp Board of Directors held 12 regularly scheduled meetings and no special meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees of the Board on which they served (during the period for which they served).

The Executive Committee functions as the Compensation Committee. Mr. Ahlem (Chairman), Mr. Callister, Mr. Johnson, and Mr. Tolladay are members of the Executive Committee, and Mr. Hawker is a non-voting member as it relates to compensation matters. During 1999, the Executive Committee held a total of 8 meetings. The primary function of the Executive Committee is to act as a vehicle for communication between the Board and the President and Chief Executive Officer. It also establishes compensation for the Chief Executive Officer and evaluates and recommends to the Board compensation for other executive officers of Capital Corp, upon the recommendation of the Chief Executive Officer, and grants options and approves titles.

The Audit Committee is comprised of Mr. Van Groningen (Chairman), Mr. Callister and Mr. Cauwels. During 1999, the Audit Committee held 8 meetings.

The Company does not have a Nominating Committee. The entire Board of Directors performs the function of the nominating committee.

During 1999, non-employee directors received $425 per meeting for their attendance at regular Board meetings, $300 per meeting for attendance at Special Board meetings, $250 per Committee meeting, a $400 monthly retainer fee, and a $50-$80 (depending on distance) monthly car allowance. The Chairman of the Board receives $600 per month in addition to fees received for attendance at Board and Committee meetings. Employee directors and committee members do not receive fees. Capital Corp directors earned a total of $120,050 in directors' fees during 1999.

The Company's bylaws provide that any shareholder must give written notice to the President of Capital Corp of an intention to nominate a director at a shareholder meeting. The notice must be received by 21 days before the meeting or 10 days after the date of mailing of notice of the meeting, whichever is later. The bylaws contain additional requirements for nominations.

The Company also maintains a non-qualified deferred compensation plan for members of the Board of Directors of the Company and Bank. Under the deferred compensation plan, members of the Board of Directors have the ability to defer compensation they receive as Directors. Deferred amounts are credited with interest at the prime rate. If a director leaves after ten years of service, the Bank pays a stated benefit in lieu of the actual amount in the Director's account. If a Director leaves after ten years and a specific age for any other reason, the Bank pays the Director the actual value of the account, including interest. Upon reaching retirement age, the Company will pay these retirement benefits over a ten year period. The plan is informally linked to several single premium universal life insurance policies that provide life insurance on certain Directors, with the Company named as the owner and beneficiary of these policies.

EXECUTIVE OFFICERS OF CAPITAL CORP

Set forth below is certain information with respect to each of the executive officers of Capital Corp.



                                                                                              Executive Officer
                                                                                              -----------------
     Name                  Age               Positions and Offices                                  Since
     ----                  ---               ---------------------                                  -----


Thomas T. Hawker           57      President, CEO and Director                                      1991
                                   (Mr. Hawker also serves as President/CEO of County Bank)
R. Dale McKinney           54      Senior Vice President/Chief Financial Officer                    1999
                                   (Mr. McKinney also serves as CFO of County Bank)







Set forth below is certain information with respect to the executive officers of County Bank, a subsidiary of Capital Corp.



                                                                                              Executive Officer
                                                                                              -----------------
     Name                  Age               Positions and Offices                                  Since
     ----                  ---               ---------------------                                  -----


Ed J. Rocha               47      Executive Vice President and Chief Banking Officer               1997

James M. Sherman          63      Senior Vice President/Chief Credit Officer                       1999





A brief summary of the background and business experience of the executive officers of Capital Corp and its subsidiaries is set forth below.

THOMAS T. HAWKER became County Bank's President and Chief Executive Officer in 1991 and President and Chief Executive Officer of Capital Corp in 1995. Prior to that he served as President and Chief Executive Officer of Concord Commercial Bank from 1986-1991.

R. DALE MCKINNEY became Capital Corp's Senior Vice President and Chief Financial Officer in 1999. During 1998, Mr. McKinney was subject to a non-compete agreement with MBNA Corporation. In 1996-1997 he served as Senior Vice President-Finance for MBNA Corporation, a $60 billion bank based in Delaware, from 1993-1995 as Senior Vice President Finance for MBNA Information Services. Prior to this he served as Senior Vice President/Corporate Controller for Bank of Oklahoma from 1992-1993.

ED J. ROCHA became County Bank's Executive Vice President/Chief Banking Officer in 1999 and was Senior Vice President/Chief Banking Officer from 1997-1999. He served as Vice President and Regional Manager for the Bank from 1995-1997. Prior to this he served as Senior Vice President/Branch Administrator for Pacific Valley National Bank from 1989-1995.

JAMES M. SHERMAN became Senior Vice President/Chief Credit Officer for County Bank in 1999. Prior to that he served as Vice President of San Jose National Bank in1994 and was Acting Chief Credit Officer for United Labor Bank from 1993-1994.

BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table shows the number and percentage of shares beneficially owned (including shares subject to options exercisable currently or within 60 days) of the Record Date by each nominee, currently a director or named officer of the Company.




                                  BENEFICIALLY OWNED(1)
Name of Beneficial Owner          Amount    Percentage


Lloyd H. Ahlem                  13,923(2)        *
Dorothy L. Bizzini              36,138(3)        *
Jerry E. Callister              22,524(4)        *
Jack F.  Cauwels                33,343(5)        *
John D. Fawcett                 12,110(6)        *
Thomas T. Hawker                96,195(7)      2.01
Bertyl W. Johnson               61,184(8)      1.28
R. Dale McKinney                10,000(9)
Ed J. Rocha                     13,583(10)       *
James M. Sherman                 3,000(11)       *
James W. Tolladay               25,315(12)       *
Tom A.L. Van Groningen          12,562(13)       *
                                                 *
All Directors and Named         339,877        7.09
Officers of the Company as a
group 12 in number.



The address for all persons is: Capital Corp of the West, 550 West Main Street, P.O. Box 351, Merced, California 95341-0351.

* Indicates that the percentage of outstanding shares beneficially owned is less than one percent (1%).

(1) Includes shares beneficially owned (including options exercisable within 60 days of the Record Date), directly and indirectly together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investing power with respect to such shares unless otherwise noted.

(2) Includes 8,219 Shares held in the Ahlem Family Living Trust and 5,704 Shares in stock options which are exercisable currently or within 60 days of March 7, 2000.

(3) Includes 26,559 Shares held as trustee in the Bizzini Family Trust; and 9,579 Shares in stock options which are exercisable currently or within 60 days of March 7, 2000.

(4) Includes 4,868 Shares held as trustee in the Callister Family Trust, 20 Shares held in children's names, 2,482 Shares held as Trustee, and 15,154 Shares in stock options which are exercisable currently or within 60 days of March 7, 2000.

(5) Includes 18,189 Shares held as trustee in the Cauwels Family Trust and 15,154 Shares in stock options which are exercisable currently or within 60 days of March 7, 2000.

(6) Includes 6,406 Shares held individually; and 5,704 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(7) Includes 18,602 Shares held individually; 3,228 Shares held by his spouse; 1,615 Shares held by his daughter; 5,298 Shares held through ESOP; 9,258 in the Company 401(k); and 58,194 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(8) Includes 47,683 Shares held in joint tenancy with spouse; and 13,501 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(9) Includes 5,000 Shares held individually and 5,000 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(10) Includes 1,323 Shares held individually, 3,500 Shares in an IRA, 781 Shares held through ESOP; 2,548 in the Company 401(k); and 5,431 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(11) Includes 500 Shares held individually and 2,500 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(12) Includes 7,547 Shares held individually in an IRA; 2,614 Shares held jointly with his spouse; and 15,154 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

(13) Includes 7,200 Shares held in a family trust; 3,000 Shares held individually and 2,362 Shares of stock options which are exercisable currently or within 60 days of March 7, 2000.

PRINCIPAL SHAREHOLDERS

As of December 31, 1999, no individuals known to the Board of Directors of Capital Corp owned of record or beneficially five percent or more of the outstanding shares of common stock of Capital Corp, except as described below:



Name and Address                       Number of Shares   Percentage of Outstanding Stock
----------------                       ----------------   -------------------------------
                                      Beneficially Owned        Beneficially Owned
                                      ------------------        ------------------


1867 Western Financial Corporation          561,455                   12.49%
P.O. Box 1110
Stockton, CA 95201-1110

Basswood Partners LP                        299,199                   6.65%
52 Forest Avenue
Parmus, NJ 07652

David L. Babson Inc.                        449,546                   10.00%
One Memorial Dr., Suite 1300
Cambridge, MA 02142-1300


COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

CASH COMPENSATION

The following information is furnished with respect to the aggregate cash compensation paid to the Chief Executive Officer, Chief Financial Officer, Chief Banking Officer and Chief Credit Officer of Capital Corp or its subsidiary County Bank during 1999. No other executive officer of Capital Corp or its subsidiaries received aggregate cash compensation of $100,000 or more in 1999.



                                           Summary Compensation Table



                                                                                    Long Term
                                                                                  Compensation
                                                                                  ------------
                                                                                      Stock
                                                       Annual Compensation       Options Granted
                                                     ----------------------        (Number of     All Other *
Name & Principal Position           Year             Salary            Bonus         Shares)     Compensation
-------------------------           ----             ------            -----         -------     ------------


CAPITAL CORP OF THE WEST           1999            $173,115          $5,046           N/A          $10,443
Thomas T. Hawker                   1998            $170,219          $5,284           N/A          $10,165
President/CEO                      1997            $152,542         $12,868           8,000         $7,317

R. Dale McKinney                   1999            $115,250 (1)         N/A          10,000        $30,000
SVP/Chief Financial Officer        1998               N/A               N/A            N/A            N/A
                                   1997               N/A               N/A            N/A            N/A
COUNTY BANK
Ed J. Rocha                        1999            $104,167          $5,232           3,500        $14,157
EVP/Chief Banking Officer          1998               N/A               N/A            N/A            N/A
                                   1997               N/A               N/A            N/A            N/A



(1) For the period January 27, 1999 to December 31, 1999. Mr. McKinney's current base salary is $130,000.

* (Includes Company contributions to ESOP and 401(k) plans, moving and auto allowances.)

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

In the interests of attracting and retaining qualified personnel, the Company furnishes to executive officers certain incidental personal benefits. The incremental cost to the Company of providing such benefits to those executives noted above did not, for the fiscal year ended December 31, 1999, exceed 10% of the compensation to any of them reported above.

Pursuant to his employment contract effective March 1, 1997 through December 31, 2000, Mr. Hawker received a base salary of $173,115, adjusted annually for cost of living allowances and other salary increases if approved by the Board, use of a Company-owned automobile, various forms of insurance benefits and participation in the Company's other compensation plans such as its incentive compensation program, 401(k) plan, stock option plan and ESOP plan. Pursuant to such employment contract, should Mr. Hawker be terminated for reasons other than "for cause", Mr. Hawker would receive a severance payment equal to one year's then-current salary. In addition, in the event of an acquisition of Capital Corp, Mr. Hawker's employment contract will automatically terminate and Mr. Hawker will receive an acquisition payment equal to six month's then-current salary. No other executive officer has such an employment contract.

Mr. McKinney, pursuant to his employment "offer letter", entered into a compensatory arrangement with the Company. Should Mr. McKinney be terminated for reasons other than "for cause", he would receive a severance payment equal to one year's then-current salary. In the event of an acquisition of the Company and as a result of such acquisition if his duties, responsibilities and compensation are substantially changed, he will receive an acquisition payment of six month's then-current salary.

In addition, Capital Corp provides Mr. Hawker and selected other executive officers with salary continuation plans. This is a non-qualified executive benefit plan in which the Company has agreed to pay retirement benefits to them in return for continued satisfactory performance of the executives. It is an unfunded plan; the executive has no rights under the agreement beyond those of a general creditor of the Company. The plan is informally linked with single premium universal life insurance policies. The Company is the owner and beneficiary of the policies.

As of the date of this report, Mr. Hawker is 80% vested, Mr. Rocha is 50% vested and Messrs. Sherman and McKinney have zero vesting in the retirement benefit payments. They shall become vested thereafter in an additional 10% of said payments for each full succeeding year of employment thereafter and be 100 % vested August 21, 2001, May 1, 2004, March 3, 2005 and January 1, 2009 respectively. Mr. Hawker's benefits from this plan are $98,600 per year for a period of fifteen years. Mr. McKinney's benefits from this plan are $65,000 per year for a period of fifteen years. Mr. Rocha's benefits from this plan are $42,000 per year for fifteen years. Mr. Sherman's benefits from this plan are $50,000 per year for ten years. Should any of the executive officers terminate their employment or be terminated without cause, the executive would be entitled to distributions equal to the vested amount of the benefits under the terms and conditions of the agreement. Should any executive be terminated for cause, no benefit would be forthcoming. In the event of a change of control, the vesting schedule would be accelerated to 100%.




STOCK OPTIONS                          OPTION GRANTS IN THE LAST FISCAL YEAR


                                            % of Total
                         Number of          Options/
                         Securities         SARs
                         Underlying         Granted to         Exercise
                           Options/         Employees           or Base                              Grant
                              Sars          in Fiscal           Price              Expiration     Date Present
Name                       Granted(1)         Year              $/Sh (2)              Date            Value (3)
----------------           -------          ---------          ------              ----------     ----------


R. Dale McKinney           10,000           14%                $10.438              2/9/2009       $4.0077
Ed J. Rocha                 3,500            5%                 $9.438             3/23/2009       $3.6237
James M. Sherman           10,000           14%                 $9.438             3/23/2009       $3.6237




(1) The material terms of all option grants to named executive officers during 1999 are as follows: (i) all options are non-qualified stock options; (ii) all have an exercise price equal to the fair market value on the date of grant;
(iii) all have a ten-year term and become exercisable as follows: 25% at date of issuance and one-fourth (25%) per year for the subsequent three years; and (iv) all must be exercised within 90 days following termination of employment.

(2) Present value is determined by the average closing bid and ask on the date of grant.

(3) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the Grant Date Present Value assuming (i) an expected dividend yield of 0%; (ii) an expected volatility of 30 percent; (iii) a risk-free interest rate of 6.41%; (iv) an option term of ten years.

The following table shows the stock options exercised in 1999 and the number and estimated value of the exercisable and those not yet exercisable for the executive officers listed above.

                                    AGGREGATED OPTION EXERCISES FISCAL YEAR-END
                                              AND OPTION VALUES TABLE


                                                              Number of                 Value of unexercised
                                                              unexercised options       in-the-money options
                                                              AT DECEMBER 31,1999       AT DECEMBER 31, 1999
                                                              -------------------       --------------------
                           Shares acquired    Value           Exercisable/              Exercisable/
Name                       on exercise (#)  realized ($)      unexercisable             unexercisable
----                       ---------------  ------------      -------------------       --------------------


Thomas T. Hawker                   -              -                58,194/2,520                 $234,123/0
R. Dale McKinney                   -              -                 5,000/5,000                     0/0
Ed J. Rocha                        -              -                 4,556/2,888                  $4,347/0
James M. Sherman                   -              -                 2,500/7,500                     0/0




EMPLOYEE STOCK OWNERSHIP PLAN

The Board of Directors of Capital Corp has established, under Section 401(a) and 501(a) of the Internal Revenue Code of 1986, a qualified Employee Stock Ownership Plan ("ESOP") effective December 31, 1984. The purpose of the ESOP is to provide all eligible employees with additional incentive to maximize their job performance by providing them with an opportunity to acquire or increase their proprietary interest in Capital Corp and to provide supplemental income upon retirement. The ESOP is designed primarily to invest Capital Corp's contributions in shares of Capital Corp's Common Stock. All assets of the ESOP are held in trust for the exclusive benefit of participants and are administered by a committee appointed by the directors of Capital Corp. However, each participant has the right to direct the trustee as to the manner in which these shares of Capital Corp's stock which are credited to the account of each participant are to be voted. The Company has made and in the future intends to make periodic contributions to the ESOP in amounts determined by the Board of Directors. It is anticipated that as contributions are made by Capital Corp, shares of Capital Corp's Common Stock will be acquired from time to time through open market purchases and privately negotiated transactions. The Company cannot determine the effect, if any, on the market quotations of, or on the market in general for, Capital Corp's Common Stock which could result from future ESOP acquisitions of Capital Corp's shares. The amount of contributions for the benefit of the executive officers noted above is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

401(K) PLAN

The Board of Directors has established an employee profit sharing plan under
Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee profit-sharing plan is to provide all eligible employees with supplemental income upon retirement and to increase the proprietary interest in Capital Corp. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Company provides the discretionary matching contribution equal to a percentage of the amount the employee elects to contribute. For 1999, the Company provided a 25% matching contribution not to exceed 10% of the employee's salary, made payable in the form of Capital Corp Common Stock subject to limitation of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees, consisting of members of Bank Management, administered the Plan. The amount of contributions for the benefit of the executive officers noted above is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

COMPENSATION/BENEFITS COMMITTEE REPORT

The following is the report of Capital Corp's Compensation/Benefits Committee with respect to compensation of executive officers of the Company.

It is the duty of the Compensation/Benefits Committee to administer the Company's incentive program, benefits plans, stock option plan and long-term compensation programs. In addition, the Committee reviews the compensation levels of members of management, provides input on the performance of management and considers management succession and related matters.

The Committee reviews the reasonableness of compensation paid to senior officers of the Company. In doing so, the members of the Committee review surveys from various sources in regard to compensation levels for those senior officers.

The Company's Chief Executive Officer's base salary and other benefits for 1999 were based primarily on the terms established under his employment agreement with the Company dated March 1, 1997 as described in the Company's proxy statement.

The Company's non-executive incentive program is based upon the achievement of certain financial objectives. Those financial objectives are established by Management and approved by the Board of Directors prior to the start of the fiscal year. For the year 1999, the incentive program was based on predetermined goals for each individual employee, excluding executive officers. The Committee also has the authority to provide additional incentive compensation based upon the Committee's overall assessment of the Company's performance and the individual officer's performance.

In the case of the Company's executive officers an incentive plan was established by the Board in fiscal year 1999. The plan is annual and is based on the achievement of a bottom-line earnings target approved in advance for the year by the Board. It is the intent of the Board to renew the plan on an annual basis and to establish annual earnings targets.

The granting of stock options is determined based upon the officer's responsibilities and relative position in the Company.

No voting member of the Committee is a former or current officer of the Company or any of its subsidiaries. The Company's Chief Executive Officer is a non-voting member of the Compensation/Benefits committee. The members are as follows:

Lloyd H. Ahlem - Chairman           Jerry E. Callister
Tom A.L. Van Groningen              Thomas T. Hawker

INDEBTEDNESS OF MANAGEMENT

Certain of Capital Corp's directors and executive officers, as well as their immediate family, associates and companies in which they have a financial interest, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with these persons or entities in the future. In the opinion of the Bank's management, the Bank made all loans and commitments to lend included in such transactions in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons and entities of similar creditworthiness, and these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

TRANSACTIONS WITH MANAGEMENT

There are no other existing or proposed material transactions between Capital Corp and any at its directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons. In accordance with its policies, Capital Corp obtained competitive bids for products and services from independent parties before selecting a vendor of such products and services.

STOCK PERFORMANCE GRAPH

The following graph compares the change on an annual basis in Capital Corp's cumulative total return on its common stock with (a) the change in the cumulative total return on the stock included in the NASDAQ Composite Index for U.S. Companies and (b) the change in the cumulative total return on the stock included in the SNL Securities "Western Bank Index,", a peer industry group, (c) the change in the cumulative total return on stock included in the "NASDAQ Bank Index", a peer industry group, assuming an initial investment of $100 on December 31, 1994. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The common stock price performance shown below should not be viewed as being indicative of future performance.


                       [Total Return Performance Graphic]

REPORT REQUIRED UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934 ("Exchange Act") requires each person (i) who owns more than 10% of any class of equity security which is registered under the Exchange Act or (ii) who is a director or one of certain officers of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such persons of all equity securities of the issuer. Capital Corp has established a procedure to aid persons who are officers and directors of Capital Corp in timely filing reports required by the Exchange Act.

The Board of Directors is required to disclose unreported filings from prior years of which the Board of Directors has knowledge.

For 1999, the Board is not aware of any late transactions.

CHANGE OF CONTROL

Management is not aware of any arrangements, including the pledge by any person of shares of Capital Corp, the operation of which may at a subsequent date result in a change of control of Capital Corp.

SHAREHOLDER PROPOSALS; NOMINATIONS

Subject to regulations promulgated under the Exchange Act, proposals of Shareholders intended to be presented at Capital Corp's 2000 Annual Meeting must be received by Capital Corp not later than November 14, 2000 in a form that complies with applicable regulations, to be included in the 2000 proxy statement. Shareholder proposals may not be included in the proxy statement for the 2000 Annual Meeting or presented at the shareholders meeting unless certain conditions are met. Shareholder proposals are subject to regulation under federal securities laws.

INDEPENDENT PUBLIC ACCOUNTANTS

Management selected KPMG Peat Marwick as the independent certified public accountants of Capital Corp for the fiscal year ended December 31, 1999. A representative of KPMG Peat Marwick is expected to attend the Meeting. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

OTHER MATTERS

The Board of Directors of Capital Corp knows of no other matters which will be brought before the Meeting, but if such matters are properly presented, proxies solicited hereby relating to the Meeting will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting.

IF ANY SHAREHOLDER WOULD LIKE A COPY OF CAPITAL CORP'S ANNUAL REPORT ON FORM OF 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, IT CAN BE OBTAINED WITHOUT CHARGE (EXCEPT FOR CERTAIN EXHIBITS) BY CONTACTING SHERI COMSTOCK, CORPORATE SECRETARY, CAPITAL CORP OF THE WEST, 550 WEST MAIN ST., P.O. BOX 351, MERCED, CALIFORNIA 95341-0351.

                            CAPITAL CORP OF THE WEST

     PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2000

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 REVOCABLE PROXY

         The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company"), and the accompanying Proxy Statement dated March 14, 2000, and revoking any proxy heretofore given, hereby constitutes and appoints Thomas T. Hawker and R. Dale McKinney, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of the Company to be held at Merced, California, on April 11, 2000, at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

         1. ELECTION OF DIRECTORS. To vote for the election of the following persons as Class I Directors of the Company, to serve three-year terms or until their successors are elected and qualified: LLOYD H. AHLEM, DOROTHY L. BIZZINI AND JERRY E. CALLISTER.

         [Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name above. To vote for all nominees except one whose name is struck, check "FOR" below. To vote against or withhold a vote as to all nominees, check "WITHHOLD" below.]

                    FOR                       WITHHOLD
          ----------                ----------

         2. OTHER BUSINESS. The proxies are authorized to vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

                    FOR                        AGAINST                 ABSTAIN
          ----------                 ----------              ----------

         THE PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMES ABOVE. THE PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO CAPITAL CORP OF THE WEST, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

         SHAREHOLDER(S)


         -----------------------------------
         (Signature)


         -----------------------------------
         (Signature)


         -----------------------------------
         (Number of Common Shares)

Date                            , 2000
    ----------------------------

         I/WE do          or do not          expect to attend this meeting.
                 --------           --------

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.



Dear Shareholder:

Capital Corp of the West offers you a convenient way to vote your shares. By following the simple instructions below your vote can now be counted over the telephone. We encourage you to take advantage of this new feature which eliminates the need to return the proxy card but authorizes the named proxies in the same manner as if you marked, signed and dated your proxy card. You will be asked to enter a Control Number which is located in the box on the left side of this form.

                          TELEPHONE VOTING INSTRUCTIONS

On a Touch-Tone Telephone Call the toll-free number. Twenty-four hours per day, seven days a week. You will hear these instructions:

OPTION #1: To vote as the Board of Directors recommends on ALL proposals:
Press 1 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1-THANK YOU FOR VOTING

OPTION #2: If you choose to vote on each proposal separately, press 0, you will hear these instructions:

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, Press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

Proposal 2: To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1-THANK YOU FOR VOTING

             IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY.